=========
ZENIX
INCOME
FUND INC.
=========


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SEMI-ANNUAL REPORT

September 30, 1996

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ZENIX INCOME FUND INC.

September  30, 1996

Dear
Shareholder:

     We are pleased to provide you with the semi-annual report for the Zenix Income Fund Inc. for the period ended September 30, 1996. During the past six months the Fund paid dividends totalling $0.36 per share. The table below shows the annualized distribution rates for the Fund based on its September 30, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.

                        Annualized
     Price Per Share  Distribution Rate
     ---------------  -----------------
     $6.46 (NAV)           11.15%
     $7.00 (NYSE)          10.29%

     The Zenix Income Fund generated a total return on NAV of 8.58% for the six-month period ended September 30, 1996. The Fund outperformed the six-month average total return for closed-end high yield funds of 7.27% for the same time period, as reported by Lipper Analytical Services, largely due to the Fund's use of leverage. (Lipper is an independent fund tracking organization.)

Market and Economic Overview

     After expanding considerably during the second quarter of 1996, the U.S. economy appears to have taken a breather during the third quarter. Although the U.S. government's advance estimate of third quarter gross domestic product (GDP) growth has not yet been released, many analysts are estimating that GDP growth will be between 1.5% and 2.0% for the third quarter, down from 4.7% for the second quarter of 1996.

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Consumer spending and residential construction spending slowed, net exports remained even with the previous quarter, and inventories rose during the third quarter. Despite this evidence of an economic slowdown, there are still areas of growth within the U.S. economy. For example, job growth is healthy and wages continue to rise. In addition, housing activity and auto sales have remained surprisingly resilient despite higher interest rates.

     Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility over the past six months. However, this heightened volatility has been confined to a narrow trading range of 6.75% to 7.20% on 30-year U.S. Treasury yields. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of economic growth will continue to moderate, or whether the U.S. economy's growth rate will accelerate during the final quarter of 1996. In either case, we believe that the Federal Reserve Board will likely remain on the sidelines until a more definitive picture emerges on the state of the U.S. economy.

     Despite recent pressures on the U.S. Treasury bond market, the high yield bond market has turned in a solid performance over the past six months. A combination of strong cash flows into high yield mutual funds, which have outperformed all other fixed income funds year-to-date, a slowing new issue calendar and investors seeking higher yields have all contributed to the high yield bond market's strong performance. In addition, the current slow, steady growth rate of the U.S. economy is ideal for the high yield bond market because a stronger economy can potentially contribute to the financial strength of companies that issue high yield debt, and increases the likelihood that these companies will be able to meet their debt obligations.

Funds Investment Strategy

     The Zenix Income Fund maintained a relatively conservative portfolio posture over the past six months

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with a heavy emphasis on better quality, intermediate maturity B/B rated and
Ba/BB rated issues. As of September 30, 1996, almost 90% of the Fund's holdings were rated B/B or higher. We will continue to avoid lower quality CCC/Caa rated issues because of their extremely high default risk over the course of a full economic cycle. Moreover, we believe our investment strategy of concentrating on improving high yield credits rated B/B and BB/Ba is prudent over the long term.

     The Zenix Income Fund's strategy has been to reduce and/or upgrade cyclical holdings, and to emphasize stronger, better capitalized companies, as well as companies within industries that we believe have excellent growth prospects. In our view, increasing worldwide demand for oil and gas should cause prices to continue to rise. We therefore believe the energy sector offers excellent investment opportunities, and we will look to increase our holdings in this sector. In addition, we believe the telecommunications, cable TV, technology and media industries all have the potential to grow substantially. Because of our positive outlook on these industries, we have continued to add to our existing positions in companies such as Calpine (an independent power producer), Intelcom Group (a telecommunications company), Intermedia (a Southeastern communications company) and Time Warner (one of the world's largest media companies). One new addition to the Fund's core holdings during the period covered by this report is First Nationwide, a bank holding company based on the West Coast.

     Despite the strong performance of the high yield bond market in the past six months, we still expect a short-term market pullback, especially in light of the uncertainty surrounding the U.S. economy and the increased level of new high yield bond issues. In anticipation of this short-term pullback, we became more defensive by eliminating or reducing several holdings. Included in this group are Harvard Industries, Dan River and Farm Fresh, which are all companies that have weaker credit ratings, have underperformed, and in our opinion have deteriorating outlooks. We

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eliminated our position in Station Casinos to reduce the Fund's exposure to the gaming industry which we believe is facing increasing competitive pressures.

Outlook

     Although the pace of economic growth in the U.S. has slowed during the past quarter, we believe that economic growth remains in a comfortable range. We anticipate that inflation will stay at its current level of roughly 2.5% to 3.0%. In addition, we expect the bond markets to trade in a narrow range with no major moves in either direction. This "Goldilocks" economy--not too hot and not too cold--is ideal for the high yield investor. Consequently, it is not surprising that over the past six and twelve months, the high yield bond market has generated superior investment results compared to other types of bonds. Going forward, we do not expect to see any major changes in interest rates or in the U.S. bond markets for the remainder of 1996.

     In closing, thank you for your investment in the Zenix Income Fund Inc. We look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/Heath B. McLendon            /s/John C. Bianchi

Heath B. McLendon               John C. Bianchi, C.F.A.
Chairman and                    Vice President and
Chief Executive Officer         Investment Officer

October 15, 1996

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                                                         Schedule of Investments
                                                  September 30, 1996 (unaudited)
================================================================================

Face
Amount                     Rating              Security                                                     Value
--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.8%
Aerospace/Defense -- 1.3%
  $1,000,000                 BB      Airplanes Pass Through Trust, Corporate Collateralized
                                      Mortgage Obligation, 10.875 due 3/15/19........................    $  1,075,950
     875,000                 B       Tracor, Inc., Sr. Sub. Notes, 10.875% due 8/15/01...............         938,437
                                                                                                         ------------
                                                                                                            2,014,387
                                                                                                         ------------
Banking -- 0.9%
   1,250,000                 B       First Nationwide Parent Holdings Ltd.,
                                      Sr. Exchange Note, 12.500% due 4/15/03.........................       1,350,000
                                                                                                         ------------
Beverage, Foods & Tobacco -- 1.9%
   2,735,000                 B       Consolidated Cigar Corp., Sr. Sub. Notes, 10.500% due 3/1/03....       2,875,168
                                                                                                         ------------

Broadcasting -- 11.8%
   3,000,000                 CCC     Australis Media Ltd., Sr. Sub. Discount Notes, step bond to yield
                                      12.997% due 5/15/03(a).........................................       1,770,000
   2,075,000                 BB-     Bell Cablemedia, Sr. Discount Notes, step bond to yield
                                      11.941%, due 7/15/99...........................................       1,597,750
                                     Cablevision Systems Corp., Sr. Sub. Debentures:
   2,000,000                 B        10.750% due 4/4/04.............................................       2,075,000
   1,650,000                 B        9.875% due 2/15/13.............................................       1,588,125
   2,200,000                 B       Comcast UK Cable, Debentures, step bond to yield
                                      11.156% due 11/15/07...........................................       1,402,500
   2,000,000                 B       Marcus Cable Operating Co., Sr. Debentures,
                                      11.875% due 10/1/05............................................       2,132,500
     800,000                 BB+     Rogers Cablesystems Ltd., Sr. Secured Second Priority
                                      Debentures, 9.650% due 1/15/14++...............................         531,478
                                     Rogers Cablesystems of America, Inc., Sr. Sub. Debentures:
   1,000,000                 BB+      10.000% due 12/1/07............................................       1,006,250
   1,175,000                 BB-      11.000% due 12/1/15............................................       1,214,655
   1,950,000                 BB-     Rogers Communications, Inc., Sr. Debentures,
                                      10.875% due 4/15/04............................................       2,020,688
     950,000                 B-      SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06...........         995,125
   1,000,000                 BB+     Videotron Group Ltd., Sr. Notes, 10.625% due 2/15/05............       1,085,000
     500,000                 B       Young Broadcasting Corp., Sr. Sub. Notes,
                                      11.750% due 11/15/04...........................................         538,750
                                                                                                         ------------
                                                                                                           17,957,821
                                                                                                         ------------

Building & Construction -- 0.6%
     500,000                 B+      American Standard, Inc., Sr. Sub. Debentures,
                                      11.375% due 5/15/04............................................         541,875

                      See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                  September 30, 1996 (unaudited)
================================================================================

 Face
Amount              Rating              Security                                                          Value
-------------------------------------------------------------------------------------------------------------------
Building & Construction -- 0.6% (continued)
$    450,000        B-      Miles Homes Services, Inc., Sr. Notes, 12.000% due 4/1/01............      $    383,625
                                                                                                       ------------
                                                                                                            925,500
                                                                                                       ------------
Chemicals -- 6.5%
   2,000,000        B-      Haynes International Inc., Sr. Sub. Notes, 11.625% due 9/1/04........         2,065,000
   3,000,000        B       NL Industries, Inc., Sr. Secured Notes, 11.750% due 10/15/03.........         3,172,500
   1,250,000        B+      Pt. Polysindo Eka Perkasa, Sr. Notes, 13.000% due 6/15/01............         1,371,875
   2,000,000        B+      Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05...............         2,132,500
   1,000,000        B       Texas Petrochemicals Corp., Sr. Sub. Notes, 11.125% due 7/1/06.......         1,057,500
                                                                                                       ------------
                                                                                                          9,799,375
                                                                                                       ------------
Consumer Durables Goods/Home Furnishings -- 0.6%
     625,000        A       International Semi-Tech, Sr. Secured Discount Notes,
                             step bond to yield 11.495% due 8/15/03..............................           378,125
     500,000        B-      TAG-Heuer International, Sr. Sub. Notes, 12.000% due 12/15/05........           558,125
                                                                                                       ------------
                                                                                                            936,250
                                                                                                       ------------
Diversified Manufacturing -- 2.1%
   3,000,000        B-      Interlake Corp., Sr. Notes, 12.000% due 11/15/01.....................         3,221,250
                                                                                                       ------------
Electronics/Computers -- 2.4%
   2,000,000        B-      Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05..........         2,170,000
   1,400,000        B+      Unisys Corp., Sr. Notes, 12.000% due 4/15/03.........................         1,456,000
                                                                                                       ------------
                                                                                                          3,626,000
                                                                                                       ------------
Electric Utilities -- 1.7%
   1,375,000        B       Calpine Corp., Sr. Notes, 10.500% due 5/15/06+.......................         1,421,406
   1,128,813        BB      Midland Cogeneration Venture Limited Partnership,
                             Midland Funding, Sr. Secured Lease Obligation Bond,
                             Series C, 10.330% due 7/23/02.......................................         1,188,075
                                                                                                       ------------
                                                                                                          2,609,481
                                                                                                       ------------
Finance -- 1.2%
   1,750,000        B+      Owen Financial Corp., Notes, 11.875% due 10/1/03.....................         1,837,500
                                                                                                       ------------
Foods -- 2.8%
   2,500,000        B+      TLC Beatrice International Holdings, Inc.,
                             Sr. Secured Notes, 11.500% due 10/1/05..............................         2,628,125
                                                                                                       ------------
   1,500,000        B-      Van de Kamp, Inc., Sr. Sub Notes, 12.000% due 9/15/05................         1,648,125
                                                                                                       ------------
                                                                                                          4,276,250
                                                                                                       ------------

                      See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                  September 30, 1996 (unaudited)
================================================================================

 Face
Amount              Rating              Security                                                Value
----------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 2.2%
                            Pathmark Stores, Inc.:
   $1,000,000       B        Sub. Debentures, 12.625% due 6/15/02..........................    $  1,037,500
    2,275,000       B        Sub. Notes, 11.625% due 6/15/02...............................       2,348,938
                                                                                               ------------
                                                                                                  3,386,438
                                                                                               ------------
Healthcare/Drugs/Hospital Supplies -- 2.7%
      900,000       B       Magellan Health Services, Inc., Sr. Sub. Notes,
                             11.250% due 4/15/04...........................................         978,750
    2,850,000       B-      OrNda Health Corp., 12.250% due 5/15/02........................       3,070,875
                                                                                               ------------
                                                                                                  4,049,625
                                                                                               ------------
Hotel, Casinos & Gaming -- 4.3%
    1,500,000       B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04...............       1,719,375
    1,750,000       B+      Bally's Grand, Inc., 1st Mortgage Notes, Series B,
                             10.375% due 12/15/03..........................................       1,925,000
    2,000,000       B-      Courtyard By Marriott II, Sr. Secured Notes,
                             10.750% due 2/1/08............................................       2,042,500
      620,000       NR      Mohegan Tribal Gaming Authority, Sr. Notes,
                             13.500% due 11/15/02..........................................         780,425
                                                                                               ------------
                                                                                                  6,467,300
                                                                                               ------------
Insurance -- 2.7%
    1,250,000       BB+     Bankers Life Holdings Corp., Sr. Sub. Notes, Series B,
                             13.000% due 11/1/02...........................................       1,428,125
    2,500,000       BB+     Life Partners Group, Inc., Sr. Sub. Notes, 12.750% due 7/15/02.       2,709,375
                                                                                               ------------
                                                                                                  4,137,500
                                                                                               ------------
Leisure -- 1.2%
      842,265       NR      Gillett Holdings, Inc., Sr. Sub. Notes, Series A,
                             12.250% due 6/30/02...........................................         889,642
    1,050,000       B       Remington Arms Co., Inc., Sr. Sub. Notes,
                             10.000% due 12/1/03+..........................................         945,000
                                                                                               ------------
                                                                                                  1,834,642
                                                                                               ------------
Machinery -- 0.7%
    1,000,000       B-      Alvey Systems, Sr. Sub. Notes, 11.375% due 1/31/03.............       1,048,750
                                                                                               ------------
Metals & Mining -- 7.8%
    1,000,000       NR      Commonwealth Aluminum Corp., Sr. Sub. Notes,
                             10.750% due 10/1/06...........................................       1,027,500
    2,000,000       B-      Ivex Holdings Corp., Sr. Sub. Debentures,
                             step bond to yield 12.910% due 3/15/05........................       1,335,000

                      See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                  September 30, 1996 (unaudited)
================================================================================

Face
Amount                 Rating                         Security                                           Value
-----------------------------------------------------------------------------------------------------------------
Metals & Mining -- 7.8% (continued)
 $ 3,725,000             B-      Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                                  12.750% due 2/1/03..............................................   $  4,046,281
   2,000,000             B       Renco Metals Inc., Sr. Notes, 11.500% due 7/1/03.................      2,102,500
   2,500,000             B-      Russell Metals, Inc., Sr. Notes, 10.250% due 6/15/00.............      2,468,750
     800,000             B+      UCAR Global Enterprises, Inc., Sr. Sub. Notes,
                                  12.000% due 1/15/05.............................................        918,000
                                                                                                      -----------
                                                                                                       11,898,031
                                                                                                      -----------
Miscellaneous -- 2.6%
   2,000,000              B-     Euramax International PLC, Sr. Sub. Notes,
                                  11.250% due 10/1/06.............................................      2,057,500
   1,850,000              BB-    Grupo Industrial Durango, Notes, 12.625% due 8/1/03..............      1,958,688
                                                                                                      -----------
                                                                                                        4,016,188
                                                                                                      -----------
Oil & Natural Gas -- 4.8%
   2,825,000              B+     Global Marine, Inc., Sr. Secured Notes,
                                  12.750% due 12/15/99............................................      3,065,125
   1,350,000              B+     Kelley Oil & Gas Corp., Sr. Notes, 13.500% due 6/15/99...........      1,513,688
   1,675,000              BB-    Santa Fe Energy Resources, Sr. Sub. Debentures,
                                  11.000% due 5/15/04.............................................      1,873,906
     800,000              B      United Meridian Corp., Sr. Sub. Notes, 10.375% due 10/15/05......        856,000
                                                                                                      -----------
                                                                                                        7,308,719
                                                                                                      -----------
Packaging & Containers -- 0.9%
   1,250,000              B      Gaylord Container Corp., Sr. Notes, 11.500% due 5/15/01..........      1,321,875
                                                                                                      -----------
Paper/Forest Products & Printing -- 10.5%
   1,300,000              NR     American Pad & Paper Co., Sr. Sub. Notes,
                                  13.000% due 11/15/05 (formerly William House Regency)...........      1,495,000
   1,700,000              B      Crown Paper Co., Sr. Sub. Notes, 11.000% due 9/1/05..............      1,700,000
   3,500,000              BB     Indah Kiat International Finance Co., Guaranteed Secured Notes,
                                  11.875% due 6/15/02.............................................      3,753,750
   2,000,000              B-     Riverwood International Corp., Sr. Sub. Notes,
                                  10.875% due 4/1/08..............................................      1,980,000
   3,275,000              B+     S.D. Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04............      3,537,000
   2,050,000              BB     Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01.........      2,296,000
   2,150,000              B-     UIH Australia, Inc., Sr. Discount Notes, step bond to yield
                                  14.000% due 5/15/06.............................................      1,139,500
                                                                                                      -----------
                                                                                                       15,901,250
                                                                                                      -----------
Personal Care -- 2.6%
   3,130,000              B-     Revlon Consumer Products Corp., Sr. Sub. Notes, Series B,
                                  10.500% due 2/15/03.............................................      3,270,850

                      See Notes to Financial Statements.

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[LOGO]

                                             Schedule of Investments (continued)
                                                  September 30, 1996 (unaudited)
================================================================================

Face
Amount            Rating              Security                                                     Value
------------------------------------------------------------------------------------------------------------------
Personal Care -- 2.6% (continued)
   $ 700,000       B-      Revlon Worldwide Corp., Sr. Secured Notes, zero coupon bond
                             to yield 20.606% due 3/15/98..........................................   $    616,875
                                                                                                      ------------
                                                                                                         3,887,725
                                                                                                      ------------
Real Estate -- 1.8%
   2,500,000       NR      Trizec Finance, Sr. Notes, 10.875% due 10/15/05.........................      2,715,625
                                                                                                      ------------
Retail -- 1.3%
   1,750,000       B+      Barnes and Noble, Inc., Sr. Sub. Notes, Series B,
                            11.875% due 1/15/03....................................................      1,914,063
                                                                                                      ------------
Telecommunications -- 14.9%
   2,100,000       B-      Allbritton Communications Co., Sr. Sub. Debentures,
                            11.500% due 8/15/04....................................................      2,231,250
   2,950,000       NR      Clearnet Communications, Inc., step bond to yield
                            14.052% due 12/15/05...................................................      1,821,625
     750,000       B+      Fonorola, Inc., Sr. Notes, 12.500% due 8/15/02..........................        819,375
   2,825,000       NR      Intelcom Group USA, Inc., Sr. Discount Notes, step bond to yield
                            12.500% due 5/1/06.....................................................      1,765,625
   3,125,000       B-      Intermedia Communications, Sr. Discount Notes, step bond
                            to yield 12.500% due 5/15/06...........................................      1,960,938
   2,000,000       BB-     Mobile Telecommunications Technologies Corp., Sr. Notes,
                            13.500% due 12/15/02...................................................      2,110,000
   4,050,000       CCC+    Nextel Communications, Inc., Sr. Discount Notes, step bond
                            to yield 12.295% due 8/15/04+..........................................      2,632,500
   2,000,000       NR      Nextlink Communications, Sr. Discount Notes,
                            12.500% due 4/15/06....................................................      2,075,000
   1,250,000       NR      Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06+........................      1,303,125
   1,550,000       NR      Pagemart, Inc., Sr. Discount Notes, step bond to yield
                            11.602% due 11/1/03....................................................      1,212,875
   4,750,000       BB      Telewest Communications, Sr. Discount Debentures, step bond
                            to yield 10.990% due 10/1/07...........................................      3,051,875
   2,500,000       B       Teleport Communications, Sr. Discount Notes, step bond to
                            yield 11.416% due 7/1/07...............................................      1,612,500
                                                                                                      ------------
                                                                                                        22,596,688
                                                                                                      ------------
Transportation -- 2.0%
   2,805,000       BB-     Sea Containers Limited, Sr. Sub. Debentures,
                            12.500% due 12/1/04....................................................      3,078,488
                                                                                                      ------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $141,784,838)..................................................    146,991,889
                                                                                                      ------------

                      See Notes to Financial Statements.

[LOGO]

                                                  September 30, 1996 (unaudited)
================================================================================

Shares                                         Security                                      Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS -- 1.2%
Oil & Natural Gas -- 1.2%
   100,000                      Freeport McMoran Resource, LP Depository Unit,
                                (Cost -- $2,096,400)..................................   $  1,887,500
                                                                                         ------------

CONVERTIBLE PREFERRED STOCKS -- 0.5%
Healthcare -- 0.5%
    43,421                      Foxmeyer Health Corp., Series A, Convertible $4.20(b).        749,023
                                                                                         ------------
Publishing -- 0.0%
       282                      K-III Communications Corp., Series B, Exchange $11.625         28,533
                                                                                         ------------
                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                (Cost -- $1,440,620)..................................        777,556
                                                                                         ------------

WARRANTS -- 0.1%
     9,735                      Clearnet Communications, Inc., Expires 9/15/05........         73,013
     5,400                      Miles Homes, Inc., Expires 4/1/97.....................            675
     7,130                      Pagemart, Inc., Expires 12/31/03+.....................         48,128
                                                                                         ------------

                                TOTAL WARRANTS
                                (Cost -- $54,954).....................................        121,816
                                                                                         ------------
    Face
   Amount                                      Security                                      Value
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$2,073,000                      Chase Manhattan Bank, 5.545% due 10/1/96;
                                Proceeds at maturity -- $2,073,319; (Fully
                                collateralized by U.S. Treasury Notes,
                                6.000% due 9/30/98; Market value -- $2,114,816)
                                (Cost -- $2,073,000)..................................      2,073,000
                                                                                         ------------

                                TOTAL INVESTMENTS -- 100%
                                (Cost -- $147,449,812**)..............................   $151,851,761
                                                                                         ============

(a)  Security issued with attached warrants.
(b)  Formerly National InterGroup.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++   Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 11 and 12 for definitions of ratings.

                      See Notes to Financial Statements.

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                                                                    Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (+) sign to show relative standings within the major rating categories.

A        --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB       --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B        --  Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
             "BB" or "BB-" rating.

CCC      --  Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

Moody's  --  Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa      --  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
             Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       --  Bonds that are rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad time over the future. Uncertainty of position characterizes bonds in this class.

[LOGO]

================================================================================

B      --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    --   Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     --   Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

[LOGO]
                                             Statement of Assets and Liabilities
                                                  September 30, 1996 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost -- $147,449,812)...                 $151,851,761
   Cash...........................................                           62
   Receivable for securities sold.................                    1,010,000
   Interest receivable............................                    3,877,157
                                                                   ------------
   Total Assets...................................                  156,738,980
                                                                   ------------

LIABILITIES:
   Bank loan (Note 7).............................                   30,000,000
   Payable for securities purchased...............                    1,865,610
   Interest payable...............................                      376,158
   Investment advisory fees payable...............                       59,373
   Administration fees payable....................                       23,225
   Accrued expenses...............................                      106,289
                                                                   ------------
   Total Liabilities..............................                   32,430,655
                                                                   ------------
Total Net Assets..................................                 $124,308,325
                                                                   ============

NET ASSETS:
   Par value of capital shares....................                 $    144,923
   Capital paid in excess of par value............                  122,118,221
   7.00% Cumulative Preferred Stock (Note 6)......                   30,000,000
   Undistributed net investment income............                      821,209
   Accumulated net realized loss on security
      transactions................................                  (33,177,977)
   Net unrealized appreciation on investments.....                    4,401,949
                                                                   ------------
Total Net Assets..................................                 $124,308,325
                                                                   ============
                                                   Per Share
                                                   ---------
NET ASSET VALUE, COMPRISED OF:
7.00% Cumulative Preferred Stock redemption value  $1,000.00       $ 30,000,000
Cumulative undeclared dividends on 7.00%
   Preferred Stock................................     20.81            624,245
                                                   ---------       ------------
Total allocated to Cumulative Preferred Stock..... $1,020.81         30,624,245
                                                   =========       ------------
Common Stock (14,492,331 shares outstanding)...... $    6.46       $ 93,684,080
                                                   =========       ------------
Total Net Assets..................................                 $124,308,325
                                                                   ============

                      See Notes to Financial Statements.

[LOGO]
                                                         Statement of Operations
                                                              For the Six Months
                                            Ended September 30, 1996 (unaudited)
================================================================================

INVESTMENT INCOME:
   Interest.....................................................    $8,144,301
   Dividends....................................................       182,871
                                                                    ----------
   Total Investment Income......................................     8,327,172
                                                                    ----------


EXPENSES:
   Interest expense.............................................       895,903
   Investment advisory fees (Note 2)............................       379,139
   Administration fees (Note 2).................................       151,656
   Shareholder communications...................................        82,396
   Audit and legal..............................................        61,887
   Directors' fees..............................................        20,424
   Shareholder and system servicing fees........................        15,991
   Custody......................................................         4,262
   Other........................................................        22,535
                                                                    ----------
   Total Expenses...............................................     1,634,193
                                                                    ----------
Net Investment Income...........................................     6,692,979
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)...      (142,691)
      Foreign currency transactions.............................       160,583
                                                                    ----------
   Net Realized Gain............................................        17,892
                                                                    ----------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period.......................................     2,661,532
      End of period.............................................     4,401,949
                                                                    ----------
   Increase in Net Unrealized Appreciation......................     1,740,417
                                                                    ----------
Net Gain on Investments and Foreign Currencies..................     1,758,309
                                                                    ----------
Increase in Net Assets From Operations..........................    $8,451,288
                                                                    ==========

                       See Notes to Financial Statements.

[LOGO]
                                             Statements of Changes in Net Assets
                                                        For the Six Months Ended
                                                  September 30, 1996 (unaudited)
                                                   and Year Ended March 31, 1996
================================================================================

                                                    September 30     March 31
                                                    ------------   ------------
OPERATIONS:
   Net investment income..........................  $  6,692,979   $ 11,968,129
   Net realized gain (loss).......................        17,892       (393,167)
   Increase in net unrealized appreciation........     1,740,417      6,403,561
                                                    ------------   ------------
   Increase in Net Assets From Operations.........     8,451,288     17,978,523
                                                    ------------   ------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   7.00% Cumulative Preferred Stock...............    (1,050,000)    (2,100,000)
   Common Stock...................................    (5,161,372)   (10,105,946)
                                                    ------------   ------------
   Decrease in Net Assets From
    Distributions To Shareholders.................    (6,211,372)   (12,205,946)
                                                    ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
    reinvestment of dividends.....................     1,750,442      3,623,826
                                                    ------------   ------------
   Increase in Net Assets From
    Fund Share Transactions.......................     1,750,442      3,623,826
                                                    ------------   ------------
Increase in Net Assets............................     3,990,358      9,396,403

NET ASSETS:
   Beginning of period............................   120,317,967    110,921,564
                                                    ------------   ------------
   End of period*.................................  $124,308,325   $120,317,967
                                                    ============   ============
*  Includes undistributed net investment
    income of:....................................  $    821,209   $    179,019
                                                    ============   ============

                      See Notes to Financial Statements.

[LOGO]
                                                         Statement of Cash Flows
                                                        For the Six Months Ended
                                                  September 30, 1996 (unaudited)
================================================================================

NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
   Interest and dividends received........................   $  6,933,641
   Operating expenses paid................................       (789,453)
   Interest payments on bank loans........................       (587,645)
   Proceeds from short-term securities, net...............       (560,000)
   Purchases of long-term securities......................    (74,549,308)
   Proceeds from disposition of long-term securities......     74,013,404
                                                             ------------
   Net Cash Provided By Operating and
    Investing Activities..................................                  $ 4,460,639
                                                                            -----------
Cash Flows From Financing Activities:
   Cash dividends paid on 7.00% Cumulative
    Preferred Stock.......................................     (1,050,000)
   Net cash dividends paid on Common Stock*...............     (3,410,930)
                                                             ------------
   Net Cash Used By Financing Activities..................                   (4,460,930)
                                                                            -----------
Net Decrease in Cash......................................                         (291)
Cash--Beginning of Period.................................                          353
                                                                            -----------
Cash--End of Period.......................................                  $        62
                                                                            ===========

RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
Net Increase in Net Assets From Operations................                  $ 8,451,288
   Amortization of discount on securities.................     (1,271,891)
   Decrease in investments................................     (5,647,141)
   Increase in receivable for securities sold.............        868,839
   Decrease in dividends and interest receivable..........        (63,161)
   Decrease in payable for securities purchased...........      1,865,610
   Decrease in accrued expenses...........................        257,095
                                                             ------------
   Total Adjustments......................................                   (3,990,649)
                                                                            -----------
Net Cash Provided By Operating and Investing Activities...                  $ 4,460,639
                                                                            ===========

* Exclusive of dividend reinvestment of $1,750,442.

                      See Notes to Financial Statements.

[LOGO]
                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1.  Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) foreign currencies (and receivables and payables for unsettled foreign securities transactions) are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation; (e) dividend income is recorded on the ex-dividend date and interest income, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

value for the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and
(3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  Advisory Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment advisor to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% on the average daily net assets.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average net assets as defined above. These fees are calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of SB.

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     3.  Investments

     During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were $76,557,009 and $73,144,565, respectively.

     At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:
---------------------------------------------------------
Gross unrealized appreciation               $ 7,604,891 *
Gross unrealized depreciation                (3,202,942)*
---------------------------------------------------------
Net unrealized appreciation                 $ 4,401,949 *
---------------------------------------------------------
*  Substantially the same for Federal income tax purposes.

     4.  Cash Flow Information

     The Fund invest in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 250,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $624,245 at September 30, 1996.

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     7.   Bank Loan

     The Fund had a $30,000,000 revolving line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30, 60 or 90 day periods as elected by the Fund. The interest on the loan is currently calculated at the Federal Funds rate plus 40 basis points. The line of credit expires on July 18, 1998.

     Moody's Investors Service Inc. and Standard & Poor's Rating Services have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     8.   Common Stock

     At September 30, 1996, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                    Six Months Ended            Year Ended
                                   September 30, 1996         March 31, 1996
                                  ---------------------    ---------------------
                                   Shares      Amount       Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
   reinvestment                   262,272    $1,750,442    569,905    $3,623,826
--------------------------------------------------------------------------------

     9.   Capital Loss Carryforward

     As of March 31, 1996, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $33,035,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. This loss expires as follows:

                                   3/31/99      3/31/00     3/31/03     3/31/04
--------------------------------------------------------------------------------
Carryforward Amounts             $17,408,000  $8,395,000  $4,873,000  $2,359,000
--------------------------------------------------------------------------------

[LOGO]
                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     10.  Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of a month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]
                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each period:

                                                               1996(1)         1996      1995
                                                              --------       -------   -------
Net Asset Value, Beginning of Period......................... $   6.31       $  5.88   $  6.76
                                                              --------       -------   -------
Income From Operations:
   Net investment income.....................................     0.48          0.86      0.93
   Net realized and unrealized gain (loss)...................     0.10          0.45     (0.78)
                                                              --------       -------   -------
   Total Income From Operations..............................     0.58          1.31      0.15
                                                              --------       -------   -------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
     Stockholders............................................    (0.07)        (0.15)    (0.16)
   Dividends paid from net investment income.................    (0.36)        (0.73)    (0.87)
                                                              --------       -------   -------
   Total Distributions.......................................    (0.43)        (0.88)    (1.03)
                                                              --------       -------   -------
Net Asset Value, End of Period............................... $   6.46       $  6.31   $  5.88
                                                              ========       =======   =======
Market Value, End of Period.................................. $   7.00       $  7.00   $  6.63
                                                              ========       =======   =======
Total Return.................................................     8.58%+++     20.01%     6.41%
                                                              ========       =======   =======
Net Assets*, End of Period (000's)........................... $ 93,684       $90,318   $80,309
                                                              ========       =======   =======
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income.....................................    11.11%+       10.48%    15.35%
   Interest Expense..........................................     1.49+         1.47      1.58
   Other Expenses............................................     1.23+         1.21      1.65

Portfolio Turnover Rate......................................       49%           87%       79%

 *   Exclusive of preferred shares outstanding.
(1)  For the six months ended September 30, 1996 (unaudited).
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

[LOGO]
                                                Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each period:

                                         1994#              1993               1992
                                        -------           -------            -------
Net Asset Value, Beginning
 of Period........................      $  6.86           $  6.39            $  5.58
                                        -------           -------            -------
Income From Operations:
   Net investment income..........         1.02              1.07               1.08
   Net realized and
    unrealized gain (loss)........        (0.13)             0.51               0.82
                                        -------           -------            -------
   Total Income From Operations...         0.89              1.58               1.90
                                        -------           -------            -------
Underwriting Commissions
 and Offering Costs on
 7.00% Cumulative Preferred
 Stock............................          --              (0.05)               --
                                        -------           -------            -------
Distributions:
   Dividends declared to
    7.00% Cumulative Preferred
    Stockholders..................       (0.11)               --                 --
   Dividends declared to
    9.67% Cumulative Preferred
    Stockholders..................       (0.12)             (0.23)             (0.24)
   Dividends paid from net
    investment income.............       (0.82)             (0.82)             (0.85)
   Change in accumulated
    undeclared dividends on
    Preferred Stock...............        0.06              (0.01)               --
                                        ------            -------            -------
   Total Distributions............       (0.99)             (1.06)             (1.09)
                                        ------            -------            -------
Net Asset Value, End of
 Period...........................     $  6.76            $  6.86            $  6.39
                                       =======            =======            =======
Market Value, End of Period.......     $  7.13            $  7.25            $  6.63
                                       =======            =======            =======
Total Return......................       10.02%             24.02%             39.12%
                                       =======            =======            =======
Net Assets*, End of Period
 (000's)..........................     $87,726            $85,225            $75,818
                                       =======            =======            =======
Ratios to Average Net Assets Based
on Common Shares Outstanding:
   Net Investment Income..........       14.38%             12.89%             14.16%
   Interest Expense...............        0.92               1.14               2.10
   Other Expenses.................        1.60               1.99               2.15

Portfolio Turnover Rate...........         102%                93%                86%

# Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the year ended March 31, 1994, since the use of the undistributed net investment income method does not accord with results of operations.

*  Exclusive of preferred shares outstanding.

[LOGO]
                                                Financial Highlights (unaudited)
                                                                     (continued)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility that are currently outstanding.

                                              1996(1)      1996      1995      1994      1993      1992
                                            --------     --------  --------  --------  --------  -------
7% Cumulative Preferred Stock (2)
   Total amount outstanding (000s)          $ 30,000     $ 30,000  $ 30,000  $ 30,000  $ 30,000  $    --
   Asset Coverage Per Share                    2,560        2,490     2,439     2,583     2,529       --
   Involuntary Liquidating Preference          1,000        1,000     1,000     1,000     1,000       --
      Per Share (3)
   Average Market Value Per Share (3)(4)       1,000        1,000     1,000     1,000     1,000       --

9.67% Cumulative Preferred Stock (5)
   Total amount outstanding (000s)                --           --        --        --        --    28,750
   Asset Coverage Per Share                       --           --        --        --        --     2,413
   Involuntary Liquidating Preference             --           --        --        --        --     1,000
      Per Share (3)
   Average Market Value Per Share (3)(4)          --           --        --        --        --     1,000

Senior Money Market Notes
   Total amount outstanding (000s)                --           --    25,800    25,800    25,800    25,800
   Asset Coverage Per Share                       --           --   527,555   558,675   546,948   510,240
   Involuntary Liquidating Preference             --           --   100,000   100,000   100,000   100,000
      Per Share (3)
   Average Market Value Per Share (3)(4)          --           --   100,000   100,000   100,000   100,000

PNC Bank Credit Facility
   Total amount outstanding (000s)            30,000       30,000        --        --        --        --
   Asset Coverage Per Share                  512,000      498,000        --        --        --        --
   Involuntary Liquidating Preference        100,000      100,000        --        --        --        --
      Per Share (3)
   Average Market Value Per Share (3)(4)     100,000      100,000        --        --        --        --

(1) For the six months ended September 30, 1996.
(2) Redeemable April 15, 2000.
(3) Excludes accrued interest or accumulated undeclared dividends.
(4) See Note 7.
(5) Redeemable April 15, 1993.

[LOGO]

                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                    Net Increase
                                                                             Net Realized            (Decrease)
                                                                            and Unrealized         in Net Assets
                                  Investment            Net Investment        Gain (Loss)               From
                                    Income                  Income          on Investments           Operations
                              --------------------   -------------------- --------------------   ---------------------
                                             Per                    Per                  Per                     Per
Quarter Ended                   Total       Share*      Total      Share*    Total      Share*      Total       Share*
-----------------------       ----------    ------   ----------    ------ -----------   ------   -----------    ------
June 30, 1993                 $3,786,446    $0.30    $3,149,795    $0.25  $ 2,613,982   $ 0.21   $ 5,763,777    $ 0.46
September 30, 1993             3,745,471     0.29     3,200,066     0.25     (276,601)   (0.02)    2,923,465      0.23
December 31, 1993              3,631,803     0.28     3,014,890     0.24    2,056,085     0.16     5,070,975      0.40
March 31, 1994                 4,075,066     0.31     3,603,680     0.28   (6,283,635)   (0.48)   (2,679,955)    (0.20)
June 30, 1994                  3,739,209     0.29     3,111,466     0.24   (3,899,320)   (0.29)     (787,854)    (0.06)
September 30, 1994             3,771,958     0.28     3,215,851     0.24   (5,662,951)   (0.42)   (2,447,100)    (0.17)
December 31, 1994              3,833,137     0.28     3,133,437     0.23   (4,508,973)   (0.33)   (1,375,536)    (0.10)
March 31, 1995                 3,651,680     0.27     2,926,309     0.22    3,514,541     0.26     6,440,850      0.48
June 30, 1995                  3,390,611     0.25     2,647,561     0.19   (1,044,316)   (0.07)    1,606,245      0.12
September 30, 1995             3,466,966     0.25     2,743,530     0.20    6,121,932     0.44     8,862,462      0.64
December 31, 1995              3,996,269     0.28     3,176,088     0.23    1,812,127     0.13     4,988,215      0.36
March 31, 1996                 4,169,922     0.29     3,400,950     0.24     (879,349)   (0.06)    2,521,601      0.18
June 30, 1996                  4,102,702     0.29     3,322,425     0.23   (1,014,235)   (0.07)    2,308,190      0.16
September 30, 1996             4,224,470     0.29     3,370,554     0.23    2,772,544     0.19     6,143,098      0.42

* Per share of Common Stock.

[LOGO]

                                                      Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                      Dividend
   Record            Payable        NYSE      Net Asset  Dividend   Reinvestment
    Date               Date     Closing Price   Value*     Paid         Price
--------------------------------------------------------------------------------
   1/24/95           1/31/95       $6.250        $5.58    $0.069       5.799%
   2/21/95           2/28/95        6.250         5.78     0.063       5.990
   3/24/95           3/31/95        6.625         5.87     0.063       5.874
   4/21/95           4/28/95        6.625         5.96     0.063       6.290
   5/23/95           5/31/95        6.875         6.10     0.063       6.530
   6/23/95           6/30/95        6.625         6.03     0.063       6.290
   7/26/95           7/31/95        6.625         6.15     0.060       6.290
   8/22/95           8/31/95        6.625         6.16     0.060       6.290
   9/26/95           9/30/95        6.625         6.17     0.060       6.294
   10/24/95         10/31/95        6.625         6.25     0.060       6.290
   11/20/95         11/30/95        6.625         6.22     0.060       6.290
   12/26/95         12/31/95        6.500         6.28     0.060       6.175
   1/23/96           1/26/96        6.625         6.39     0.060       6.294
   2/20/96           2/23/96        7.000         6.52     0.060       6.650
   3/26/96           3/29/96        7.000         6.31     0.060       6.650
   4/23/96           4/26/96        6.875         6.27     0.060       6.531
   5/28/96           5/31/96        6.875         6.33     0.060       6.531
   6/25/96           6/28/96        6.750         6.22     0.060       6.413
   7/23/96           7/26/96        6.875         6.22     0.060       6.531
   8/27/96           8/30/96        6.875         6.22     0.060       6.531
   9/24/96           9/27/96        7.125         6.37     0.060       6.769
--------------------------------------------------------------------------------

*As of record date

[LOGO]
                                              Additional Information (unaudited)
================================================================================

    On June 18, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

    (1) To approve or disapprove for the Fund the election of seven directors and

    (2) To approve or disapprove the selection of KMPG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

    The results of the vote on Proposal 1 were as follows:

                          Based on Common Shares    Based on Preferred Shares
                          ----------------------    -------------------------
                          % Voting     % Voting       % Voting     % Voting
Directors                 in Favor     Against        in Favor     Against
=============================================================================
Charles F. Barber           N/A           N/A           100.00         0
Allan J. Bloostein         97.906        2.094          100.00         0
Martin Brody               98.135        1.865            N/A         N/A
Dwight B. Crane            98.090        1.910            N/A         N/A
Robert A. Frankel           N/A           N/A           100.00         0
William R. Hutchinson      97.998        2.002          100.00         0
Heath B. McLendon          98.181        1.819          100.00         0

The results of the vote on Proposal 2 were as follows:

                            % Voting      % Voting
                            in Favor       Against  % Abstaining
================================================================
Common Shares                97.940         0.624       1.436
Preferred Shares            100.000             0           0

* There are approximately 792,749 broker non-votes included in the amount abstaining.

                             ---------------------

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

[LOGO]
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participant's account will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net

[LOGO]
                                          Dividend Reinvestment Plan (continued)
                                                                     (unaudited)
================================================================================

asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

    Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the fiscal year ending March 31, 1995, no such brokerage commissions were incurred.

    The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

    A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

    The Plan is described in more detail on pages 26-27 of the Fund's Prospectus dated April 20, 1988. Information concerning the Plan may be obtained from First Data at 1-(800) 331-1710.

DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon


OFFICERS

Heath B. McLendon
 Chairman of the Board
 and Investment Officer
Jessica Bibliowicz
 President
Lewis E. Daidone
 Senior Vice President
 and Treasurer
John C. Bianchi
 Vice President and
 Investment Officer
Thomas M. Reynolds
 Controller
Christina T. Sydor
 Secretary


This report is sent to the shareholders of the ZENIX Income Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


FD01206 11/96